Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: 3/10/06
     ------------------------

                                By: /s/ Jean Bernhard Buttner
                                    -------------------------------------------
                                    Jean Bernhard Buttner
                                    Chairman and President
                                    Value Line Leveraged Growth Investors, Inc.

                                                             Exhibit 99.906.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen R. Anastasio, Vice President and Secretary/Treasurer of the Value Line Leveraged Growth Investors, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 12/31/05 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: 3/10/06
     ------------------------

                                By: /s/ Stephen R. Anastasio
                                    -------------------------------------------
                                    Stephen R. Anastasio
                                    Treasurer
                                    Value Line Leveraged Growth Investors, Inc.